OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2013
OTHER NON-CURRENT ASSETS

11. OTHER NON-CURRENT ASSETS

	As of December 31,
	2012	2013
Deposits on residential apartments for employees	$16,309	$—
Other	3,440	4,781

Total	$19,749	$4,781

During 2012, the Company paid a third-party real estate company to purchase the rights to 332 units of a residential apartment that the Company expected to make available for its employees to purchase. By 2013 the construction had been completed and most of units had been sold. As of December 31, 2013, the balance of $5.7 million was reclassified as other current assets and expected to be collected from the employees in 2014.